Exhibit 3.85

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “RHINO ENTERTAINMENT COMPANY” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE FOURTH DAY OF DECEMBER, A.D. 1991, AT 9 O’CLOCK A.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE FOURTEENTH DAY OF MAY, A.D. 1996, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “ATLANTIC RHINO VENTURES INC.” TO “RHINO ENTERTAINMENT COMPANY”, FILED THE FIFTH DAY OF MAY, A.D. 1999, AT 4:30 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

	[SEAL]	/s/ Harriet Smith Windsor
		Harriet Smith Windsor, Secretary of State

2280728 8100H		AUTHENTICATION:	2876808

040036356		DATE:	01-16-04

1

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/04/1991
751338075 - 2280728

CERTIFICATE OF INCORPORATION

OF

ATLANTIC RHINO VENTURES INC.

The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the “General Corporation Law of the State of Delaware”), hereby certifies that:

FIRST:                                   The name of the corporation (hereinafter called the “corporation”) is

ATLANTIC RHINO VENTURES INC.

SECOND:                    The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, City of Dover, County of Kent; and the name of the registered agent of the corporation in the State of Delaware is The Prentice-Hall Corporation System, Inc.

THIRD:                               The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH:                   The total number of shares of stock which the corporation shall have authority to issue is One Hundred (100), all of which are without par value.  All such shares are of one class and are shares of Common Stock.

FIFTH:                                  The name and the mailing address of the incorporator are as follows:

NAME	MAILING ADDRESS

N. S. Truax	32 Loockerman Square, Suite L-100 Dover, Delaware 19901

SIXTH:                                The corporation is to have perpetual existence.

SEVENTH:              Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

EIGHTH:                        For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

1.                                       The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors.  The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the By-Laws.  The phrase “whole Board” and the phrase “total number of directors” shall be deemed to have the same meaning, to wit, the total number of directors which the corporation would have if there

2

were no vacancies.  No election of directors need be by written ballot.

2.                                       After the original or other By-Laws of the corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the By-Laws of the corporation may be exercised by the Board of Directors of the corporation; provided, however, that any provision for the classification of directors of the corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial By-Law or in a By-Law adopted by the stockholders entitled to vote of the corporation unless provisions for such classification shall be set forth in this certificate of incorporation.

3.                                       Whenever the corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders.  Whenever the corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (2) of subsection (b) of section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

NINTH:                              The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

TENTH:                            The corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the

3

same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

ELEVENTH:       From time to time any of the provisions of this certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation by this certificate of incorporation are granted subject to the provisions of this Article ELEVENTH.

Signed on December 4, 1991.

/s/ N. S. Truax
N. S. Truax
Incorporator

4

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 05/14/1996
960140249 - 2280728

CERTIFICATE OF CHANGE OF REGISTERED AGENT

AND

REGISTERED OFFICE

*****

Atlantic Rhino Ventures Inc. a corporation organized and existing under and by virtue of the General Corporation Law of the
State of Delaware, DOES HEREBY CERTIFY:

The present registered agent of the corporation is

The Prentice-Hall Corporation System, Inc. and the present registered office of the corporation is in the county of New Castle.

The Board of Directors of “THE COMPANY”. adopted the following resolution on the 1st day of May 1996.

Resolved, that the registered office of “THE COMPANY”.

In the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of the corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

IN WITNESS WHEREOF, “THE COMPANY” has caused this statement to be signed by Marie N.  White, Assistant Secretary this 14th day of May, 1996.

By:	MARIE N.WHITE, ASSISTANT SECRETARY
MARIE N.WHITE, ASSISTANT SECRETARY

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:30 PM 05/05/1999
991179719 - 2280728

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

ATLANTIC RHINO VENTURES INC.

Adopted in accordance with the provisions

of Section 242 of the General Corporation

Law of the State of Delaware

We, Spencer B. Hays, Vice President and Marie White, Assistant Secretary of Atlantic Rhino Ventures Inc., a corporation existing under the Jaws of the State of Delaware, do hereby certify as follows:

FIRST:                                   That the Certificate of Incorporation of said corporation has been amended as follows:

By striking out the whole of Article FIRST thereof as it now exists and inserting in lieu and instead thereof a new Article FIRST, reading as follows:

“FIRST:                             The name of the corporation is:

RHINO ENTERTAINMENT COMPANY”

SECOND:                    That such amendment has been duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware by the unanimous written consent of all of the stockholders entitled to vote in accordance with the provisions of Section 228 of the General Corporation law of the State of Delaware.

IN WITNESS WHEREOF, we have signed this certificate this 30 day of April, 1999.

/s/ Spencer B. Hays
Spencer B. Hays
Vice President

/s/ Marie White
Marie White
Assistant Secretary

I, MICHAEL HARKINS, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF “ATLANTIC RHINO VENTURES INC.” FILED IN THIS OFFICE ON THE FOURTH DAY OF DECEMBER, A.D. 1991, AT 9 O’CLOCK A.M.

* * * * * * * * * *

RECEIVED FOR RECORD

Dec 6 A.D. 1991

/s/ [ILLEGIBLE]

RECORDER

$6.00 STATE DOCUMENT FEE PAID

[SEAL]	/s/ Michael Harkins
Michael Harkins, Secretary of State

	AUTHENTICATION:	*3256440
751338075	DATE:	12/04/1991

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/04/1991
751338075 - 2280728

CERTIFICATE OF INCORPORATION

OF

ATLANTIC RHINO VENTURES INC.

The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the “General Corporation Law of the State of Delaware”), hereby certifies that:

FIRST:                                   The name of the corporation (hereinafter called the “corporation”) is

ATLANTIC RHINO VENTURES INC.

SECOND:                    The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, City of Dover, County of Kent; and the name of the registered agent of the corporation in the State of Delaware is The Prentice-Hall Corporation System, Inc.

THIRD:                               The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH:                   The total number of shares of stock which the corporation shall have authority to issue is One Hundred (100), all of which are without par value.  All such shares are of one class and are shares of Common Stock.

FIFTH:                                  The name and the mailing address of the incorporator are as follows:

NAME	MAILING ADDRESS

N. S. Truax	32 Loockerman Square, Suite L-100 Dover, Delaware 19901

SIXTH:                                The corporation is to have perpetual existence.

SEVENTH:              Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

EIGHTH:                        For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

1.                                       The management of the business and the conduct of the affairs of the corporation shall be vested in its Board of Directors.  The number of directors which shall constitute the whole Board of Directors shall be fixed by, or in the manner provided in, the By-Laws.  The phrase “whole Board” and the phrase “total number of directors” shall be deemed to have the same meaning, to wit, the total number of directors which the corporation would have if there

2

were no vacancies.  No election of directors need be by written ballot.

2.                                       After the original or other By-Laws of the corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the General Corporation Law of the State of Delaware, and, after the corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the By-Laws of the corporation may be exercised by the Board of Directors of the corporation; provided, however, that any provision for the classification of directors of the corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the General Corporation Law of the State of Delaware shall be set forth in an initial By-Law or in a By-Law adopted by the stockholders entitled to vote of the corporation unless provisions for such classification shall be set forth in this certificate of incorporation.

3.                                       Whenever the corporation shall be authorized to issue only one class of stock, each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders.  Whenever the corporation shall be authorized to issue more than one class of stock, no outstanding share of any class of stock which is denied voting power under the provisions of the certificate of incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (2) of subsection (b) of section 242 of the General Corporation Law of the State of Delaware shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

NINTH:                              The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

TENTH:                            The corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the

3

same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

ELEVENTH:       From time to time any of the provisions of this certificate of incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the corporation by this certificate of incorporation are granted subject to the provisions of this Article ELEVENTH.

Signed on December 4, 1991.

/s/ N. S. Truax
N. S. Truax
Incorporator

4

STATE OF DELAWARE }
KENT COUNTY }	INDEXED

RECORDED In the Office for the Recording of Deeds, Etc.
at Dover, In and for the said County of Kent, In Corp.
Record F Vol. 138 Page 266 Etc.
the 6th day of December A.D. 1991
WITNESS my Hand and the Seal of said office.

/s/ [ILLEGIBLE]	Recorder

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CHANGE OF REGISTERED AGENT OF “ATLANTIC RHINO VENTURES INC.”, FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF MAY, A.D. 1996, AT 10 O’CLOCK A.M.

A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

	[SEAL]	/s/ Edward J. Freel
		Edward J. Freel, Secretary of State

2280728 8100		AUTHENTICATION:	7949609

960140249		DATE:	05-17-96

CERTIFICATE OF CHANGE OF REGISTERED AGENT

AND

REGISTERED OFFICE

*****

Atlantic Rhino Ventures Inc. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

The present registered agent of the corporation is The Prentice-Hall Corporation System, Inc. and the present registered office of the corporation is in the county of New Castle.

The Board of Directors of “THE COMPANY”. adopted the following resolution on the 1st day of May 1996.

Resolved, that the registered office of “THE COMPANY”.

In the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of the corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

IN WITNESS WHEREOF, “THE COMPANY” has caused this statement to be signed by Marie N.  White, Assistant Secretary this 14th day of May, 1996.

By:	MARIE N.WHITE, ASSISTANT SECRETARY
MARIE N.WHITE, ASSISTANT SECRETARY

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “ATLANTIC RHINO VENTURES INC.”, CHANGING ITS NAME FROM “ATLANTIC RHINO VENTURES INC.” TO “RHINO ENTERTAINMENT COMPANY”, FILED IN THIS OFFICE ON THE FIFTH DAY OF MAY, A.D. 1999, AT 4:30 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

	[SEAL]	/s/ Edward J. Freel
		Edward J. Freel, Secretary of State

2280728 8100		AUTHENTICATION:	9728196

991179719		DATE:	05-06-99

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

ATLANTIC RHINO VENTURES INC.

Adopted in accordance with the provisions

of Section 242 of the General Corporation

Law of the State of Delaware

We, Spencer B. Hays, Vice President and Marie White, Assistant Secretary of Atlantic Rhino Ventures Inc., a corporation existing under the laws of the State of Delaware, do hereby certify as follows:

FIRST:                                   That the Certificate of Incorporation of said corporation has been amended as follows:

By striking out the whole of Article FIRST thereof as it now exists and inserting in lieu and instead thereof a new Article FIRST, reading as follows:

“FIRST:                             The name of the corporation is:

RHINO ENTERTAINMENT COMPANY”

SECOND:                    That such amendment has been duly adopted in accordance with the provisions of the General Corporation Law of the State of Delaware by the unanimous written consent of all of the stockholders entitled to vote in accordance with the provisions of Section 228 of the General Corporation law of the State of Delaware.

IN WITNESS WHEREOF, we have signed this certificate this 30 day of April, 1999.

/s/ Spencer B. Hays
Spencer B. Hays
Vice President

/s/ Marie White
Marie White
Assistant Secretary